Investor Relations Presentation

April 2010

atrinsic

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Forward Looking Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about Atrinsic ("ATRN") and its affiliates. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of ATRN's management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: general economic conditions; geopolitical events and regulatory changes; requirements or changes adversely affecting the businesses in which ATRN is engaged; demand for the products and services that ATRN provides, as well as other relevant risks detailed in ATRN's filings with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. ATRN assumes no obligation to update the information contained herein.

Adjusted EBITDA presented for all periods is a non-GAAP financial measure. Refer to "Supplemental Disclosure regarding Non-GAAP Measures," presented in the Company's most recent quarterly earnings release, available at http://www.atrinsic.com/press/press-release/38, and filed with the Securities & Exchange Commission on Form 8-K, for additional information regarding Adjusted EBITDA and other non-GAAP financial measures presented herein.

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Investment Thesis

- Uniquely positioned direct-to-consumer Internet marketer with broad distribution and lead generation capability, exclusive brands and alternative billing.
- Recurring revenue, subscription-based direct-to-consumer business model. Currently 340,000 paying subscribers, which is expected to grow to 450,000 by the end of 2010.
- Exclusive and proprietary brands and content. Addressing large markets, including the $19 billion music industry. New products and brands under development.
- Under new management. Highly focused and experienced management team.
- ATRN's trading at a little more than cash and the company has no debt.

Company Snapshot

Ticker:	ATRN
Trading Price:	$1.00
Market Cap:	$20 million
Cash (Q409):	$16.9 million
Current Assets:	$32 million
Total Debt:	$0
2009 Revenue:	$69 million
2009 EBITDA:	($7 million)
CEO:	Jeffrey Schwartz

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Company Timeline

KEY EVENTS	2005	2007	2007-08	2008	2009	TODAY
	New Motion Founded	Reverse Merger Into Public Shell	Web To Mobile Takes Off	Traffix Merger	Integration	Mgmt Change & Refocus
Cash	$0	$20 MM	$15 MM	$20.4 MM	$16.9MM	----
Revenue	$0	$10 MM	$35 MM	$114 MM	$69 MM	----
EBITDA (1)	LOSS	BREAKEVEN	$3.5 MM	$4.8 MM	$(7.0 MM)	----

(1) Adjusted for goodwill impairment charge in 2008 and 2009 of $114.8MM and $17.3MM respectively

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Company Overview

Atrinsic is a direct-to-consumer Internet marketing company

- We develop and own leading subscription products in the entertainment and lifestyle categories.
- Our business model encompasses direct to consumer sales of entertainment & lifestyle subscription products and sales of Internet marketing services to brand clients.
- We own a network of media properties and are able to achieve favorable subscriber acquisition cost.
- We leverage alternative billing platforms (mobile and fixed-line telephone billing) to experience favorable conversion rates and greater monetization opportunities.

FEATURED CLIENTS

KAYAK
iWON!
insurance.com
RODALE LIVE YOUR WHOLE LIFE
Gerber Life Insurance Company
Your Adventure Starts Here MOUNTAIN GEAR
predicto
pch.com PUBLISHERS CLEARING HOUSE

FEATURED PRODUCTS

KaZaA
GatorArcade
ringtone.com

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Business Strategy

DISTRIBUTION STRATEGY

SEM / SEO	Content	Promotional	Mobile
Email	Social	Affiliate	Call Center

- High value distribution channels
- Continually adding distribution points
- Emphasis on mobile and social

DATA STRATEGY

Data Validation	Data Enhancement

- Validate and enhance all consumer data
- Highly advanced data validation platform
- Improves product targeting and billability

PRODUCT STRATEGY

Atrinsic Owned Products	Partnered and 3rd Party Products

- Develop highly valued subscription products
- Focus on entertainment and lifestyle
- Partner for unique opportunities

BILLING / MONETIZATION STRATEGY

Alternative and Traditional Billing (Mobile, Landline, and Credit Card)

- Advanced and defensible platform capabilities
- Leveraged across LEC and mobile
- Focus on conversions by media source

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Direct-to-Consumer Subscription Services

- Subscribers originate from our media network and 3rd party media.
- Our direct to consumer model allows us to source large numbers of subscribers and to control the quality of the subscribers.
- Approximately 340,000 subscribers and growing to ≈ 450,000 in 2010
- Today, subscriptions represents approximately 50% of our revenues.
- Approximately 140,000 subscribers billed on mobile, 180,000 subscribers billed on telephone land lines and 20,000 credit card billed subscribers.
- Average revenue per user ("ARPU") ranges from approximately $4.00 to $16.00, depending on our subscription service and billing platform.
- We are focused on delivering new services that are billed on our alternative billing platforms.
- We are focused on delivering new alternative billing platforms to support our subscription services.


2010E Subscribers By Bill Platform
LEC
Mobile
Credit Card
500K
400K
300K
200K
100K
K
FY10 Q1E
FY10 Q2E
FY10 Q3E
FY10 Q4E

Entertainment Subscriptions

- Rapidly growing base of entertainment subscription products.
- Principally focused on music and games.
- Drivers of growth include alternative billing platform, owned media network, and advanced user targeting.
- Potential to become one of the premier music subscription services by revenue and subscribers at year end. With expansion, we have an opportunity to extend into other entertainment related products and services.
- Kazaa represents significant opportunity. Rapidly growing base of paid subscribers. Access to streaming and unlimited downloads. Being promoted as an entertainment club with ranging features and benefits. New site / mobile application under development.
- Ringtone.com, billed to a user's mobile device, allows consumers to download premium ringtones.
- Our casual game subscription services have a broad selection of the most popular digital games, including top-rated games Zuma™, Diner Dash®, and World Series of Poker® Pro Challenge.


2010E Entertainment Subscribers
200K
150K
100K
50K
K
FY10 Q1E
FY10 Q2E
FY10 Q3E
FY10 Q4E

- Large and growing market for digital music. Digital music represents about 20% of total market and is growing at 25% a year.
- Subscriptions and mobile business models are key growth sectors within the market. These sectors correspond to the focus of Kazaa.
- Kazaa has rapidly growing base of paying subscribers. Currently at approximately 100,000 paying subscribers and plans to accelerate subscriber growth with the launch of new site and mobile offering.

KAZAA MARKETING & PROMOTION


Attention
MUSIC CHOICE fans!
Download Your Favorite Songs & Ringtones at Kazaa!
7 Days FREE!
www.kazaa.com/musicchoice


Attention
MUSIC CHOICE fans!
Download Your Favorite Songs & Ringtones at Kazaa!
7 DAYS FREE!
NO COMMITMENT

2008 Digital Music Sales


48% Downloads
42% Mobile Sales
6% Subscriptions
4% Ad-Sponsored & Other

2008 Digital Music Revenue & Penetration


$4.0
$3.0
$2.0
$1.0
$-
25
20
15
10%
5%
0%
2004
2005
2006
2007
2008
Digital Music Revenue
Penetration


Join Kazaa and Download Unlimited Music and Ringtones
Create your account!
USHER

Lifestyle Subscriptions

- We have developed a range of subscription-based services and clubs which appeal to various lifestyle interest categories.
- These services offer consumers access to shopping and entertainment coupons and premium services that can be redeemed online.
- These memberships and clubs give consumers access to a broad range of benefits, offered by national businesses, including Universal Studios, Disney, and AMC Theatres.


2010E Lifestyle Subscribers
300K
225K
150K
75K
K
FY10 Q1E
FY10 Q2E
FY10 Q3E
FY10 Q4E


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- Through our interactive contests, we allow subscribers to win money, prizes and discounts online and through mobile phones.
- Lifestyle subscribers are targeted based on consumer information, media, and alternative billing capability.
- In this product category, we typically license or purchase club benefits from third-party providers to reduce product costs and enhance consumer fulfillment.

Atrinsic Media Network

- Network of owned media, consisting of web sites, proprietary content and licensed media, across music, games, promotional, and lifestyle categories to attract consumers, corporate partners and advertisers.
- We have a balance between paid and organic marketing: ≈ 260 million visitors in 2009
- We are focused on enhancing the content and marketing of existing properties. We are always opportunistically looking for more points of distribution.
- We also leverage our media network and marketing expertise to provide lead generation services to our corporate advertising clients.
- Our strategy is to develop and own distribution channels that correspond to areas of direct-to-consumer subscription opportunity.
- Our business model is to focus on subscriptions, with third party lead generation as an additional opportunity.

Music: 98 MM Visitors (2009)

Promotional: 138 MM Visitors (2009)

Games: 11 MM Visitors (2009)

Lifestyle: 19 MM Visitors (2009)

Performance Marketing Services

We leverage our performance marketing media network for lead generation activities

- In an effort to maximize revenue and profit per visit, and as a result of advanced consumer targeting, users may be directed to third party offers for which we generate a fee.
- Our network of sites and media encourage an engaged audience ideal for both advertising programs and lead generation.
- Our interactive sites and media programs provide performance driven marketing opportunities that expose an advertiser's products or service offerings to our digital entertainment customer base.
- Our sites feature music content, games, sweepstakes, and loyalty programs.
- In addition to generating incremental revenue from third-party advertisers, we are able to capitalize on the lead generation capabilities of these promotional and content-based web properties to acquire customers for our own products.


FEATURED PRODUCTS
EZ TRACKS
GROUP Lotto
GAME FIESTA
Prize America Daily Draw
MARKET-PANEL
OFFERS
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Search Marketing Services

- We are a top ten search agency according to Advertising Age (2009).
- We offer advertisers an integrated service offering across paid search, SEO, display, affiliate marketing, business intelligence and brand protection services.
- We are focused on targeting and maintaining clients that participate across the agency services, including search and affiliate marketing.
- The Atrinsic Affiliate Network uses state of the art business intelligence tools to provide unique methods to recruitment as well as brand protection to find common publisher violations.
- The paid search team utilizes highly intelligent search tools including real-time conversion tracking, path to conversion , constant gap analysis, and competitive ad copy analysis in order to drive sales at the lowest price for their advertisers.
- Our multi-channel path to conversions enables us to see the entire conversion funnel across any online marketing channel. We have the ability to take the proverbial black box out of the conversion flow.

FEATURED CLIENTS

KAYAK

Gerber Life Insurance Company

Your Adventure Starts Here MOUNTAIN GEAR

RODALE LIVE YOUR WHOLE LIFE

insurance.com

CROSS CHANNEL REPORTING





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Atrinsic's Alternative Billing Platforms

Creating Efficiencies in Subscriber Acquisition

- Because we are proficient in multiple billing platforms, we are able to create customer acquisition efficiencies through acquisition of our own subscribers and leads we sell to advertisers.
- This provides us with a competitive advantage over traditional direct marketers, who may only offer a single billing modality – credit cards. Thus, we are able to expand our potential customer base, attracting consumers who may prefer a different billing mechanism than is traditionally offered.
- We have agreements through multiple aggregators who have access to U.S. carriers – both wireless and landline – for billing.
- We own 36% of The Billing Resource, LLC ("TBR"), one of only a handful of local exchange carrier fixed-line billing aggregators in the United States.
- In addition to agreements with mobile aggregators, we also have an agreement in place with AT&T Wireless to distribute and bill for our services directly to subscribers on its network.

BILLING PARTNERS

the Billing Resource

at&t

verizon

Sprint

T-Mobile

Qwest

CenturyLink

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Leverage & Focus

- We have the opportunity to leverage our current fixed cost base to generate incremental operating income
- Increasing the average subscription term by one month will provide an incremental $8 of contribution per subscriber
- At a base of 3 bills per customer, each additional 50K subscribers yields over $700K in operating income
- By increasing BOTH subscribers and the LTV of each customer, we can add over $7.0 million in contribution without an increase in fixed costs.


Impact of Incremental LTVs (bills) and Subscribers
3.0 LTVs (BASE)
4.0 LTVs
5.0 LTVs
Incremental Contribution ($'mil)
$ 8.0
$ 7.0
$ 6.0
$ 5.0
$ 4.0
$ 3.0
$ 2.0
$ 1.0
-
50K
100K
150K
200K
250K
Incremental Subscribers

Financial Highlights

(in millions)

For the year	2009	2008
Total net revenue	$ 69.1	$ 113.9
Cost of sales	43.3	74.5
Gross profit	25.8	39.3
Operating expenses	98.0	231.0
Net income	(29.5)	(115.8)
Adjusted EBITDA	(7.0)	4.8

At year end	2009	2008
Cash and cash equivalents	$ 16.9	$ 24.7
Accounts receivable	9.9	17.7
Current assets	32.0	47.8
Accounts payable	6.3	7.2
Current liabilities	16.6	24.1
Total debt	-	-

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Revenue

(in millions)



Subscription Revenue
Marketing Services Revenue
$15.46
$13.28
$21.18
$10.27
$19.96
$10.86
$17.60
$5.28
$18.17
$5.38
$12.17
$4.83
$9.98
$4.89
$6.50
$7.15
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409

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Gross Operating Profit

(in millions)



$8.7
$11.6
$10.0
$9.1
$8.1
$6.5
$5.0
$6.2
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409

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EBITDA (Adjusted)

(in millions)


$0.6
$2.6
$1.3
$0.3
$0.1
Q108
Q208
Q308
Q408
Q109
Q209
$(1.4)
Q309
$(4.3)
Q409
$(1.5)

Net Working Capital

(in millions)


$30.1
$25.6
$26.2
$23.7
$21.8
$20.4
$14.4
$15.3
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409

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Key Operating Metrics

	As of / For the Quarter Ended			
	3/31/09	6/30/09	9/30/09	12/31/09
Page Views (millions of page views)	116.1	113.3	113.1	118.0
Unique Visitors (millions of visitors)	24.8	22.0	23.7	27.3
Registrations (millions of registrations)	3.6	2.1	1.6	1.3
Ending Subscribers	490,310	398,530	346,141	338,406
Subscribers Added During the Period	247,921	136,583	120,205	117,644
Average Monthly Revenue per Subscriber ("ARPU")	$3 - $4	$3 - $4	$4 - $5	$6 - $7
Subscriber Acquisition Cost ("SAC")	$10 - $13	$12 - $15	$15 - $18	$12 - $15

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